Exhibit 24

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitute and appoint each of Dirkson R.
Charles and Ronald H. Kisner, or either of them signing singly, and with full power of substitution, the undersigneds' true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned,
in the undersigneds' capacities as
stockholders of K&F Industries Holdings, Inc.
(the "Company"), and with respect to
securities of the Company beneficially owned by the undersigned, a Form 3, Form 4 or Form
5 and any amendments thereto in accordance with Section 16(a) of the Securities Exchange
Act of 1934 (the "Exchange Act") and the rules thereunder;

(2)	do and perform any and all acts for and on
behalf of the undersigned which may be
necessary or desirable to complete and
execute any such filings, complete and
execute any amendment or amendments thereto, and timely file such forms with the SEC and any stock exchange or similar authority;

(3)	execute for and on behalf of the
undersigned, in the undersigneds' capacities as stockholders of the Company any other documents, certificates or agreements required to be delivered by the undersigned in connection with the Company's initial public offering; and

(4)	take any other action of any type whatsoever
in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grant to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledge that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigneds' responsibilities to comply with Section
16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the later of (i) the undersigned is no longer required to file Forms 3, 4 or 5 or any amendments thereto with respect to the undersigneds' beneficial ownership of securities issued by the Company, (ii) the closing of the Company's initial public offering, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.


[signature page follows]


IN WITNESS WHEREOF, the undersigned have caused this Power of Attorney to be executed as of this 5th day of August, 2005.


AURORA EQUITY PARTNERS II L.P.
By:  Aurora Capital Partners II
     L.P.,
     its general partner
By:  Aurora Advisors II LLC,
     its general partner
By: /s/ Richard K. Roeder
Name:  Richard K. Roeder
Title: Vice President and
       Secretary


AURORA CAPITAL PARTNERS II L.P.
By:  Aurora Advisors II LLC,
     its general partner

By: /s/ Richard K. Roeder
Name:  Richard K. Roeder
Title: Vice President and
       Secretary


AURORA ADVISORS II LLC

By: /s/ Richard K. Roeder
Name:  Richard K. Roeder
Title: Vice President and
       Secretary






AURORA OVERSEAS EQUITY
PARTNERS II, L.P.
By:  Aurora Overseas Capital
     Partners II, L.P.,
     its general partner
By:  Aurora Overseas Advisors II,
     LDC,
     its general partner

By: /s/ Richard K. Roeder
Name:  Richard K. Roeder
Title: Vice President and
       Secretary


AURORA OVERSEAS CAPITAL PARTNERS
II, L.P.
By:  Aurora Overseas Advisors II,
     LDC,
     its general partner

By: /s/ Richard K. Roeder
Name:  Richard K. Roeder
Title: Vice President and
       Secretary



AURORA OVERSEAS ADVISORS II, LDC

By: /s/ Richard K. Roeder
Name:  Richard K. Roeder
Title: Vice President and
       Secretary



AURORA EQUITY PARTNERS III L.P.
By:  Aurora Capital Partners III
     L.P.,
     its general partner
By:  Aurora Advisors III LLC,
     its general partner
By: /s/ Richard K. Roeder
Name:  Richard K. Roeder
Title:  Secretary


AURORA CAPITAL PARTNERS III L.P.
By:  Aurora Advisors III LLC,
     its general partner
By: /s/ Richard K. Roeder
Name:  Richard K. Roeder
Title:  Secretary


AURORA ADVISORS III LLC
By: /s/ Richard K. Roeder
Name:  Richard K. Roeder
Title:  Secretary






AURORA OVERSEAS EQUITY
PARTNERS III, L.P.
By:  Aurora Overseas Capital
     Partners III, L.P.,
     its general partner
By:  Aurora Overseas
     Advisors III, LDC,
     its general partner

By: /s/ Richard K. Roeder
Name:  Richard K. Roeder
Title:  Secretary



AURORA OVERSEAS CAPITAL
PARTNERS III, L.P.
By:  Aurora Overseas Advisors III,
     LDC,
     its general partner

By: /s/ Richard K. Roeder
Name:  Richard K. Roeder
Title:  Secretary


AURORA OVERSEAS ADVISORS III, LDC

By: /s/ Richard K. Roeder
Name:  Richard K. Roeder
Title:  Secretary






K&F EQUITY PARTNERS L.P.
By:  Aurora Advisors III LLC,
     its general partner

By: /s/ Richard K. Roeder
Name:  Richard K. Roeder
Title:  Secretary





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Second Amendment to Securityholders Agreement


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Second Amendment to Securityholders Agreement